Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1 TO THE CREDIT AGREEMENT AND SECURITY AGREEMENT

This AMENDMENT NO. 1 (“Amendment No. 1”), dated as of December 9, 2015 is entered into by and among NEUSTAR, INC., a Delaware corporation (the “Borrower”), each of the Guarantors listed on the signature pages hereto, each of the Lenders listed on the signature pages hereto, MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent (in such capacity, the “Administrative Agent”) for the Lender Parties and MORGAN STANLEY SENIOR FUNDING, INC., as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to such term in the Credit Agreement (as defined below).

RECITALS:

WHEREAS, the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent and the other parties listed on the signature pages thereto are parties to that certain Credit Agreement dated as of January 22, 2013 (the “Credit Agreement”) and that certain Security Agreement dated as of January 22, 2013 (the “Security Agreement”).

WHEREAS, the Borrower has notified the Administrative Agent that it desires to amend the Credit Agreement and the Security Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.	AMENDMENTS TO CREDIT AGREEMENT

The Credit Agreement shall be amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:

“Amendment No. 1” means that certain Amendment No. 1 dated as of December 9, 2015 among the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent and the other parties thereto.

“Amendment No. 1 Effective Date” has the meaning given to it in the Amendment No. 1.

“Consolidated Secured Indebtedness” means, without duplication, as of any date of determination, the aggregate outstanding principal amount of all Consolidated Funded Indebtedness secured by Liens on any asset or property of the Borrower or any of its Subsidiaries as of such date.

“Consolidated Senior Secured Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Secured Indebtedness as of the date of the financial statements most recently delivered by the Borrower pursuant to Section 5.01(a) or (b), as applicable, to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters ending as of the date of such financial statements.

“Disregarded Entity” means any entity treated as disregarded as an entity separate from its owner under Treasury Regulations Section 301.7701-3.

“Specified Representations” means those representations and warranties made by the Borrower in Sections 4.01, 4.02, 4.04, 4.12, 4.15, 4.16 and 4.17.

“TNS Acquisition Agreement” means that certain Asset Purchase Agreement dated as of September 9, 2015 between the Borrower and Transaction Network Services, Inc.

(b) Section 2.07(a)(i) of the Credit Agreement is hereby amended by inserting the following paragraph at the end of the Section:

“Notwithstanding the foregoing, if the TNS Acquisition Agreement is terminated (x) on or prior to the incurrence of the Relevant Incremental Term Facility (as defined below) (the “Relevant Incremental Term Facility Closing Date”), the Borrower will notify the Administrative Agent in writing and immediately prepay the Relevant Incremental Term Facility following the Relevant Incremental Term Facility Closing Date or (y) after the Relevant Incremental Term Facility Closing Date, the Borrower will notify the Administrative Agent in writing and prepay the Relevant Incremental Term Facility within three (3) Business Days after the date of such termination, in each case, in an aggregate principal amount equal to $96,000,000.”

(c) Section 2.19(a) of the Credit Agreement is hereby amended by inserting the following in lieu of existing clauses (iv) and (v) thereof:

“(iv) except with respect to any Relevant Incremental Term Facility (as defined below) on the date of any request by the Borrower for an Incremental Term Commitment and on the related Increase Date, the applicable conditions set forth in Section 3.02 and in clause (d) of this Section 2.19 shall be satisfied; (v) any Incremental Term Facility shall have a final maturity date no earlier than the Term Facility Maturity Date and, except with respect to any Relevant Incremental Term Facility (as defined below), the weighted average life to maturity of any Incremental Term Facility shall be no shorter than the weighted average life to maturity of the Term Facility;”

(d) Section 2.19(a) of the Credit Agreement is hereby further amended by inserting the following paragraph at the end of the Section:

“Notwithstanding anything to the contrary above, (x) with respect to one Incremental Term Facility in an aggregate principal amount not to exceed $350,000,000 incurred by the Borrower after the Amendment No. 1 Effective Date and on or prior to February 1, 2016 and identified in writing to the Administrative Agent by the Borrower as the “Relevant Incremental Term Facility” (the “Relevant Incremental Term Facility”), the annual amortization percentage of the Relevant Incremental Term Facility may be up to 40% of the aggregate principal amount of the Relevant Incremental Term Facility, with quarterly amortization percentages of 7.1%, 7.1%, 12.9% and 12.9% for the first, second, third and fourth quarter respectively, and (y) if the proceeds of any Incremental Term Facility will be used to consummate a Permitted Acquisition, (I) the condition set forth in clause (iv) above that the representations and warranties contained in each Loan Document shall be true and correct in all material respects immediately prior to, and after giving effect to, such Incremental Term Commitments on such date shall instead be limited to the accuracy in all material respects as of the Increase Date of (A) the Specified Representations and (B) any representations made by or with respect to that target and its subsidiaries in the acquisition, sale or purchase documentation with such Permitted Acquisition as are material to the interests of the Lenders (in their capacities as such) but only to the extent that the Borrower or any of its applicable affiliates has the right (determined without regard to any notice requirement) to terminate its (or its affiliate’s) obligations (or to refuse to consummate such Permitted Acquisition) under the applicable acquisition, sale or purchase documentation as a result of a breach of such representations, (II) the condition set forth in clause (iv) above that no Default has occurred and is continuing or would result from such Borrowing or issuance or from the application of the proceeds therefrom shall instead be limited to the absence of any Event of Default under Sections 7.01(a) and 7.01(f) and (III) the Term Lenders providing such Incremental Term Facility may require satisfaction of such other conditions in respect of such Incremental Term Commitments as are set forth in the terms of the applicable documentation of such Incremental Term Facility.”

(e) Section 2.19(b) of the Credit Agreement is hereby amended to delete the reference therein to “ten Business Days” and substitute therefor “five Business Days.”

(f) Article V of the Credit Agreement is hereby amended by inserting the following paragraph at the end of the Article:

“SECTION 5.16. TNS Acquisition. If the Outside Date under and as defined in the TNS Acquisition Agreement (as in effect on November 5, 2015) is extended to a date after June 9, 2016, on the date of such extension, deposit an amount equal to $96,000,000 into a segregated account which shall be held for the benefit of the Lenders, subject to a control agreement in form and substance satisfactory to the Administrative Agent and on terms and conditions satisfactory to the Administrative Agent.”

(g) Section 5.12(c) of the Credit Agreement is hereby amended by replacing the existing clause (y) with the following:

“(y) if such new property is Equity Interests in a CFC, US Holdco or Disregarded Entity that owns an interest in a CFC, no more than 65% of the voting Equity Interests in such CFC, US Holdco or Disregarded Entity shall be pledged in favor of the Secured Parties,”

(h) Section 6.11 of the Credit Agreement is hereby amended by inserting the following paragraph at the end of the Section:

“(c) Consolidated Senior Secured Leverage Ratio. Permit the Consolidated Senior Secured Leverage Ratio as of the end of any fiscal quarter of the Borrower to be greater than 2.25:1.00.”

SECTION 2.	AMENDMENTS TO SECURITY AGREEMENT

Section 2(b)(i) of the Security Agreement is hereby amended by replacing the existing provision with the following:

“any Equity Interests in any CFC, US Holdco or Disregarded Entity that owns an interest in a CFC, to the extent resulting in more than 65% of the total combined voting power of all classes of stock in such CFC, US Holdco or Disregarded Entity entitled to vote (within the meaning of Treasury Regulation Section 1.956-2(c)(2) promulgated under the Code) (the “Voting Stock”) (on a fully diluted basis) being pledged to the Collateral Agent, on behalf of the Secured Parties, under this Agreement (it being understood that all of the Equity Interests in any first-tier Subsidiary of any Grantor that is a CFC, US Holdco or Disregarded Entity that owns an interest in a CFC that is not entitled to vote (within the meaning of Treasury Regulation Section 1.956-2(c)(2) promulgated under the Code) (the “Non-Voting Stock”) shall be Collateral pledged by such Grantor);”

SECTION 3.	CONDITIONS PRECEDENT TO EFFECTIVENESS

The provisions set forth in Sections 1 and 2 hereof shall be effective as of the date first above written (the “Amendment No. 1 Effective Date”) when each of the following conditions shall have been satisfied (or waived in accordance with Section 10.01 of the Credit Agreement):

1. Consents. The Administrative Agent shall have received executed signature pages hereto from each of the Required Lenders and each Loan Party.

2. Fees and Expenses. All reasonable and documented fees and out-of-pocket costs and expenses owing to the Administrative Agent and its Affiliates (including the reasonable and documented fees and expenses of counsel to the Administrative Agent) incurred in connection with the transactions contemplated under this Amendment No. 1 that are required to be paid pursuant to Section 10.04(a) of the Credit Agreement shall have been paid.

3. Representations and Warranties. The representations and warranties set forth in Section 4 shall be true and correct on and as of the Amendment No. 1 Effective Date.

4. No Default or Event of Default. On and as of the Amendment No. 1 Effective Date and after giving effect to the amendments contemplated herein, no Default or Event of Default shall have occurred and be continuing.

5. Other documents. The Administrative Agent shall have received (a) certificates of incumbency and certified copies of the resolutions of the board of directors of each applicable Loan Party approving this Amendment No. 1 and the matters contemplated hereby and (b) the certificate of incorporation and the bylaws of each Loan Party or, as to any such Loan Party, a certificate that such constituent documents of such Loan Party have not changed since January 22, 2013.

SECTION 4.	REPRESENTATIONS AND WARRANTIES

1. Corporate Power and Authority. Each of Loan Parties has all corporate or similar requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under this Amendment No. 1, except to the extent that such conflict, breach or violation would not reasonably be expected to have a Material Adverse Effect.

2. Authorization of Agreements. The execution and delivery of this Amendment No. 1 and the performance of its obligations under this Amendment No. 1 have been duly authorized by all necessary corporate or other organizational action on the part of each of the Loan Parties.

3. Binding Obligation. This Amendment No. 1 has been duly executed and delivered by each of the Loan Parties and is the legally valid and binding obligation of each of the Loan Parties enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable Bankruptcy Laws, laws affecting the rights of creditors generally or general principles of equity, regardless of whether considered in a proceeding in equity or at law.

4. Credit Agreement Representations and Warranties. The representations and warranties set forth in Article IV of the Credit Agreement and each of the other Loan Documents are true and correct in all material respects on and as of the Fourth Amendment Effective Date and after giving effect to such on and as of such date (except (a) to the extent that any such representation or warranty is itself subject to a “materiality” or “Material Adverse Effect” standard, in which case such representation and warranty shall be true and correct in all respects and (b) to the extent any such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in material respects (except to the extent any of such representations and warranties is itself subject to a “materiality” or “Material Adverse Effect” standard, in which case such representation and warranty shall be true and correct in all respects) as of such earlier date).

SECTION 5.	MISCELLANEOUS

1. Binding Effect. This Amendment No. 1 shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Administrative Agent, the Collateral Agent, each of the Lenders and each of the Loan Parties. None of the Loan Parties’ rights or obligations hereunder or any interest therein may be assigned or delegated by any of the Loan Parties without the prior written consent of all Lenders.

2. Severability. In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

3. Reference to Credit Agreement. On and after the Amendment No. 1 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment No. 1.

4. Effect on Credit Agreement and other Loan Documents. Except as specifically amended in Sections 1 and 2 of this Amendment No. 1, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. This Amendment No. 1 shall constitute a “Loan Document” under and as defined in the Credit Agreement.

5. Execution. The execution, delivery and performance of this Amendment No. 1 shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any agent or Lender under, the Credit Agreement or any of the other Loan Documents.

6. Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

7. APPLICABLE LAW. THIS AMENDMENT NO. 1 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

8. Counterparts. This Amendment No. 1 may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery by telecopier or .pdf of an executed counterpart of a signature page of this Amendment No. 1 shall be effective as delivery of an original executed counterpart of this Amendment No. 1.

9. Affirmation and Consent of Guarantors. Each Guarantor hereby consents to the amendments to the Credit Agreement effected hereby, and hereby confirms, acknowledges and agrees that, (a) notwithstanding the effectiveness of this Amendment No. 1, the obligations of such Guarantor contained in any of the Loan Documents to which it is a party are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment No. 1, each reference in the Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment No. 1, (b) subject to the amendments set forth herein, the pledge and security interest in the Collateral granted by it pursuant to the Collateral Documents to which it is a party shall continue in full force and effect and (c) subject to the amendments set forth herein, such pledge and security interest in the Collateral granted by it pursuant to such Collateral Documents shall continue to secure the Obligations purported to be secured thereby, as amended or otherwise affected hereby.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

NEUSTAR, INC., as Borrower

By:	/s/ Paul Lalljie
	Name:	Paul Lalljie
	Title:	Senior Vice President and Chief Financial Officer

Signature Page to Amendment No. 1

NEUSTAR IP INTELLIGENCE, INC., as Guarantor

By:	/s/ Paul Lalljie
	Name:	Paul Lalljie
	Title:	Chief Financial Officer

Signature Page to Amendment No. 1

ULTRADNS CORPORATION, as Guarantor

By:	/s/ Paul Lalljie
	Name:	Paul Lalljie
	Title:	Chief Financial Officer

Signature Page to Amendment No. 1

NEUSTAR INFORMATION SERVICES, INC., as Guarantor

By:	/s/ Paul Lalljie
	Name:	Paul Lalljie
	Title:	Chief Financial Officer

Signature Page to Amendment No. 1

NEUSTAR DATA SERVICES, INC., as Guarantor

By:	/s/ Paul Lalljie
	Name:	Paul Lalljie
	Title:	Chief Financial Officer

Signature Page to Amendment No. 1

AGGREGATE KNOWLEDGE INC., as Guarantor

By:	/s/ Paul Lalljie
	Name:	Paul Lalljie
	Title:	Secretary

Signature Page to Amendment No. 1

.CO INTERNET S.A.S., as Guarantor

By:	/s/ Leonard J. Kennedy
	Name:	Leonard J. Kennedy
	Title:	Secretary

Signature Page to Amendment No. 1

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent and Collateral Agent

By:	/s/ Sharon Bazbaz
	Name:	Sharon Bazbaz
	Title:	Vice President

Signature Page to Amendment No. 1

MORGAN STANLEY BANK, N.A., as Lender

By:	/s/ Sharon Bazbaz
	Name:	Sharon Bazbaz
	Title:	Authorized Signatory

Signature Page to Amendment No. 1

BANK OF AMERICA, NA, as Lender

By:	/s/ Larry Van Sant
	Name:	Larry Van Sant
	Title:	Senior Vice President

Signature Page to Amendment No. 1

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Lender

By:	/s/ Ola Anderssen
	Name:	Ola Anderssen
	Title:	Director

Signature Page to Amendment No. 1

COMPASS BANK, as Lender

By:	/s/ Philip Potter
	Name:	Philip Potter
	Title:	Senior Vice President

Signature Page to Amendment No. 1

FIFTH THIRD BANK, as Lender

By:	/s/ Neil Kiernan
	Name:	Neil Kiernan
	Title:	Vice President

Signature Page to Amendment No. 1

JPMORGAN CHASE BANK, N.A., as Lender

By:	/s/ Daglas Panchal
	Name:	Daglas Panchal
	Title:	Vice President

Signature Page to Amendment No. 1

MANUFACTURERS BANK, as Lender

By:	/s/ Dirk Price
	Name:	Dirk Price
	Title:	Vice President

Signature Page to Amendment No. 1

PNC BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Bremmer Kneib
	Name:	Bremmer Kneib
	Title:	Vice President

Signature Page to Amendment No. 1

ROYAL BANK OF CANADA, as Lender

By:	/s/ Nicholas Heslip
	Name:	Nicholas Heslip
	Title:	Authorized Signatory

Signature Page to Amendment No. 1

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Adam Spreyer
	Name:	Adam Spreyer
	Title:	Vice President

Signature Page to Amendment No. 1